Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO

LOAN AND SERVICING AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AND SERVICING AGREEMENT (this "Amendment") is made as of April 6, 2021, by and among:

(1)              BUSINESS DEVELOPMENT CORPORATION OF AMERICA, a Maryland limited liability company, as collateral manager (together with its successors and assigns in such capacity, the "Collateral Manager");

(2)              BDCA FUNDING I, LLC, a Delaware limited liability company, as the borrower (together with its successors and assigns in such capacity, the "Borrower");

(3)              EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO (together with its respective successors and assigns in such capacity, each a "Lender" and collectively, the "Lenders"); and

(4)              WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders hereunder (together with its successors and assigns in such capacity, the "Administrative Agent"); and

(5)              U.S. BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as the collateral agent (together with its successors and assigns in such capacity, the "Collateral Agent"), and not in its individual capacity but solely as the collateral custodian (together with its successors and assigns in such capacity, the "Collateral Custodian").

Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the Borrower, the Collateral Manager, the Administrative Agent, the Lenders, the Collateral Agent and the Collateral Custodian are parties to that certain Loan and Servicing Agreement dated as of August 28, 2020 (such agreement as amended, modified, supplemented, waived or restated from time to time, the "Agreement");

WHEREAS, Section 13.1 of the Agreement provides that the parties to the Agreement may amend, waive, supplement or otherwise modify any of the provisions of the Agreement under the circumstances and subject to the satisfaction of the conditions set forth therein.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

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SECTION 1. Amendments.

(a)       The last sentence in Section 2.13(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

"The Commitment Fee Rate (the "Commitment Fee Rate") shall be equal to (a) 0.50% for any Unused Portion up to or equal to 25% of the then current Facility Amount and (b) 2.00% for any Unused Portion in excess of 25% of the then current Facility Amount; provided that for the period from April 6, 2021 to and including September 30, 2021, the Commitment Fee Rate shall be equal to (a) 0.50% for any Unused Portion up to or equal to 50% of the then current Facility Amount and (b) 2.00% for any Unused Portion in excess of 50% of the then current Facility Amount."

SECTION 2. Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. All references to the Agreement in the Transaction Documents shall be deemed to mean the Agreement as modified hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein and shall not constitute a novation of the Agreement.

SECTION 3. Representations.

Each of the Borrower and the Collateral Manager hereby represent and warrant as of the date of this Amendment as follows:

(a)               it is duly formed or organized and validly existing and, if applicable in the State of its organization, in good standing, under the laws of the State of its formation or organization;

(b)              the execution, delivery and performance by it of this Amendment and the Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its limited liability company agreement, charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(c)               no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or official thereof, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Agreement amended hereby by or against it;

(d)               this Amendment has been duly executed and delivered by it;

(e)               each of this Amendment and the Agreement as amended hereby constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity;

(f)                it is not in default under the Agreement as amended hereby; and

(g)               upon giving effect to this Amendment, there is no Termination Event.

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SECTION 4. Condition to Effectiveness.

The effectiveness of this Amendment is conditioned upon: (i) payment (to the extent invoiced) of outstanding fees of each Lender and any invoiced outstanding fees and disbursements of the Administrative Agent (if any), and (ii) delivery of executed signature pages by all parties hereto to the Administrative Agent.

SECTION 5. Miscellaneous.

(a)              Without in any way limiting any other obligation hereunder or under the Transaction Documents, the Borrower agrees to provide, from time to time, any additional documentation and to execute additional acknowledgements, amendments, instruments or other agreements as may be reasonably requested and required by the Administrative Agent to effectuate the foregoing.

(b)               This Amendment may be executed in any number of counterparts (including by facsimile or in portable document format), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(c)               The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(d)               This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(e)               The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment or the Agreement.

(f)                Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(g)               This Amendment and the Agreement represent the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(h)               The provisions of Sections 13.10 and 13.11 of the Agreement are each incorporated by reference herein mutatis mutandis.

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(i)                 This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, "Signature Law"), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

(j)                  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS SET FORTH IN THE AGREEMENT.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BDCA FUNDING I, LLC, as the Borrower

By:	/s/ Richard Byrne
Name: Richard Byrne
Title: Chief Executive Officer

BUSINESS DEVELOPMENT CORPORATION OF AMERICA, as the Collateral Manager

By:	/s/ Richard Byrne
Name: Richard Byrne
Title: Chief Executive Officer

[Additional Signatures Follow]

Amendment No. 1 to Loan and Servicing Agreement

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By:	/s/ Stephen M. Sabo
Name: Steve Sabo
Title: Director

[Additional Signatures Follow]

Amendment No. 1 to Loan and Servicing Agreement

[Signatures Continued From Previous Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Stephen M. Sabo
Name: Steve Sabo
Title: Director

[Additional Signatures Follow]

Amendment No. 1 to Loan and Servicing Agreement

[Signatures Continued From Previous Page]

U.S. BANK NATIONAL ASSOCIATION, as the Collateral Agent

By:	/s/ Stanley Wong
Name: Stanley Wong
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as the Collateral Agent

By:	/s/ Kenneth Brandt
Name: Kenneth Brandt
Title: Vice President

Amendment No. 1 to Loan and Servicing Agreement